Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	YTD
LOAN PRODUCTION
Number of Working Days in the Period	21	20	21	19	22	21	22	21	21	23	19	23	21	233
Average Daily Mortgage Loan Applications	$2,729	$2,735	$2,820	$3,009	$3,134	$2,937	$3,126	$3,144	$2,662	$2,334	$1,740	$1,753	$1,851	$2,591
Mortgage Loan Pipeline (loans-in-process)	$62,004	$57,217	$58,697	$63,945	$69,389	$68,747	$69,744	$68,533	$62,295	$51,828	$41,507	$41,127	$42,580
Commercial Real Estate Loan Pipeline (loans-in-process)	$2,232	$1,991	$1,954	$2,381	$3,207	$2,845	$2,319	$2,206	$2,211	$1,613	$1,323	$752	$639

Loan Fundings (1):
Retail Lending	$12,809	$13,949	$12,647	$11,955	$14,409	$13,578	$14,377	$14,043	$12,667	$13,016	$9,330	$9,597	$9,465	$135,084
Wholesale Lending	6,650	7,781	7,155	6,874	8,159	7,963	8,077	7,413	6,603	5,564	3,100	3,220	3,063	67,191
Correspondent Lending	17,764	18,370	16,261	14,896	18,616	18,294	20,803	21,875	19,267	15,597	8,609	9,028	9,852	173,098
Capital Markets Purchases	565	1,575	309	566	954	192	884	1,558	147	140	137	85	5	4,977
Banking Operations Purchases (1)	490	55	741	278	1,144	453	279	374	377	34	43	33	742	4,498
Total Mortgage Loan Fundings	38,278	41,730	37,113	34,569	43,282	40,480	44,420	45,263	39,061	34,351	21,219	21,963	23,127	384,848
Commercial Real Estate Lending	863	1,093	654	693	664	930	1,157	814	803	757	242	405	121	7,240
Total Loan Fundings	$39,141	$42,823	$37,767	$35,262	$43,946	$41,410	$45,577	$46,077	$39,864	$35,108	$21,461	$22,368	$23,248	$392,088

Total Bank Loan Fundings (2)	$15,725	$15,744	$15,520	$13,669	$14,533	$16,048	$19,325	$20,699	$21,080	$27,396	$19,182	$20,289	$21,171	$208,912

Loan Fundings in Units (1):
Retail Lending	75,501	78,754	70,212	67,241	80,682	78,759	85,901	83,664	78,962	81,231	56,520	56,626	53,072	792,870
Wholesale Lending	32,856	38,199	34,318	32,665	38,936	38,582	39,513	36,209	32,769	27,408	15,844	16,119	14,992	327,355
Correspondent Lending	87,847	89,483	80,195	73,413	92,391	90,113	102,422	109,615	102,021	82,938	42,914	44,540	47,440	868,002
Capital Markets Purchases	2,198	5,860	951	1,817	2,884	738	3,336	4,651	508	470	226	145	10	15,736
Banking Operations Purchases (1)	1,527	183	9,395	2,670	7,552	2,723	2,110	6,638	6,345	164	—	—	9,917	47,514
Total Mortgage Loan Fundings	199,929	212,479	195,071	177,806	222,445	210,915	233,282	240,777	220,605	192,211	115,504	117,430	125,431	2,051,477
Commercial Real Estate Lending	70	87	60	64	88	89	170	137	103	141	88	66	36	1,042
Total Loan Fundings	199,999	212,566	195,131	177,870	222,533	211,004	233,452	240,914	220,708	192,352	115,592	117,496	125,467	2,052,519

Total Bank Loan Fundings (2)	87,298	87,509	91,176	78,823	87,660	94,593	111,041	121,778	132,506	156,255	105,553	109,892	116,590	1,205,867

Mortgage Loan Fundings (1)(3):
Purchase	$15,960	$17,147	$13,268	$12,633	$17,265	$15,866	$18,642	$20,739	$18,711	$17,193	$9,637	$9,304	$9,732	$162,990
Non-purchase	22,318	24,583	23,845	21,936	26,017	24,614	25,778	24,524	20,350	17,158	11,582	12,659	13,395	221,858
Total Mortgage Loan Fundings	$38,278	$41,730	$37,113	$34,569	$43,282	$40,480	$44,420	$45,263	$39,061	$34,351	$21,219	$21,963	$23,127	$384,848

Mortgage Loan Fundings by Product (1):
Government Fundings	$1,176	$1,240	$1,100	$1,033	$1,406	$1,532	$1,937	$2,216	$2,296	$2,198	$1,657	$2,129	$2,406	$19,910
ARM Fundings	$14,303	$15,222	$13,748	$12,533	$14,677	$11,424	$10,667	$12,599	$10,972	$8,687	$3,826	$3,095	$3,326	$105,554
Home Equity Fundings	$3,219	$3,271	$3,586	$2,977	$3,976	$3,480	$3,382	$3,734	$3,928	$3,212	$1,600	$1,357	$1,903	$33,135
Nonprime Fundings	$3,058	$3,739	$2,939	$2,587	$2,355	$1,682	$2,186	$1,853	$1,804	$1,267	$255	$42	$17	$16,987

MORTGAGE LOAN SERVICING (4)
Volume	$1,278,101	$1,298,394	$1,316,579	$1,332,485	$1,351,598	$1,370,760	$1,392,756	$1,415,472	$1,434,099	$1,454,121	$1,459,136	$1,465,009	$1,470,845
Units	8,110,072	8,198,873	8,277,857	8,347,533	8,438,625	8,522,364	8,625,522	8,737,534	8,840,474	8,964,565	8,982,308	8,999,292	9,021,138

Subservicing Volume (5)	$18,692	$18,275	$17,244	$16,455	$16,258	$16,338	$16,144	$16,263	$17,294	$23,530	$22,921	$24,722	$24,670
Subservicing Units	183,359	179,293	174,330	170,625	172,916	171,381	169,041	168,026	173,490	224,476	220,898	229,428	229,073

Prepayments in Full	$19,455	$21,315	$19,126	$17,810	$20,896	$20,088	$21,135	$18,577	$16,636	$15,199	$10,829	$12,722	$11,635	$184,653
Bulk Servicing Acquisitions	$2,164	$6,589	$1,103	$6,136	$5,198	$2,962	$2,650	$2,401	$42	$1,106	$64	$36	$21	$21,719

Servicing Portfolio Performance - CHL (6)
Delinquency as a percentage of:
unpaid principal balance	4.15%	4.60%	4.32%	4.48%	4.07%	4.23%	4.44%	4.77%	4.89%	4.90%	5.85%	5.94%	6.52%
number of loans serviced	4.57%	5.02%	4.71%	4.71%	4.29%	4.45%	4.71%	4.98%	5.10%	5.05%	5.87%	5.89%	6.34%

Foreclosures Pending as a percentage of:
unpaid principal balance	0.62%	0.70%	0.77%	0.80%	0.83%	0.85%	0.90%	0.96%	1.04%	1.20%	1.27%	1.23%	1.28%
number of loans serviced	0.60%	0.65%	0.69%	0.70%	0.69%	0.69%	0.71%	0.74%	0.79%	0.89%	0.92%	0.89%	0.94%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	744,719	675,767	897,918	823,272	1,109,878	982,765	1,023,073	1,026,845	1,007,235	1,071,685	746,947	811,634	694,475	10,195,727
Flood Determinations	292,759	260,263	310,340	247,297	305,214	274,407	342,574	293,131	282,930	287,852	276,625	214,924	181,432	3,016,726
Appraisals	110,071	109,116	108,450	104,652	123,070	116,062	125,420	126,686	158,876	164,453	132,067	154,968	147,374	1,462,078
Automated Property Valuation Services	902,351	447,833	539,439	1,257,809	573,932	634,281	1,003,475	698,273	668,721	1,056,932	1,251,064	5,793,171	883,978	14,361,075
Other	20,595	22,031	25,756	23,599	24,179	24,020	26,640	27,245	31,474	37,356	30,267	30,662	28,462	309,660
Total Units	2,070,495	1,515,010	1,881,903	2,456,629	2,136,273	2,031,535	2,521,182	2,172,180	2,149,236	2,618,278	2,436,970	7,005,359	1,935,721	29,345,266

CAPITAL MARKETS
Securities Trading Volume (7)	$325,784	$361,725	$312,666	$288,731	$396,545	$308,694	$350,850	$450,200	$370,513	$413,899	$272,229	$260,243	$293,597	$3,718,167

BANKING
Banking Operations Assets (in billions)	$82	$83	$83	$84	$84	$86	$87	$90	$90	$94	$105	$106	$109

INSURANCE
Net Premiums Earned:
Carrier	$80.0	$85.6	$90.7	$89.1	$91.1	$89.3	$95.7	$102.0	$100.3	$110.1	$105.5	$108.5	$117.5	$1,099.8
Reinsurance	20.1	20.3	20.8	21.6	20.9	20.9	21.9	22.6	23.3	24.7	26.0	27.6	29.2	259.5
Total Net Premiums Earned	$100.1	$105.9	$111.5	$110.7	$112.0	$110.2	$117.6	$124.6	$123.6	$134.8	$131.5	$136.1	$146.7	$1,359.3

Workforce Head Count: (8)
Loan Originations	31,906	31,606	31,633	31,721	31,849	32,641	32,966	33,796	34,326	33,658	28,322	25,688	23,424
Loan Servicing	6,968	6,980	7,145	7,209	7,256	7,453	7,818	7,897	8,059	8,182	8,283	8,493	8,687
Loan Closing Services	1,657	1,681	1,702	1,758	1,793	1,851	1,858	1,935	2,029	1,984	1,827	1,829	1,830
Banking	2,047	1,997	1,952	1,957	1,967	2,057	2,377	2,496	2,491	2,291	2,399	2,619	2,744
Capital Markets	878	886	903	928	996	1,035	1,064	1,098	1,136	1,123	895	883	868
Insurance	2,052	1,980	2,040	2,068	2,106	2,143	2,211	2,219	2,296	2,273	2,331	2,449	2,610
Global Operations	2,652	2,784	2,817	2,834	3,052	3,477	3,646	3,770	3,891	4,055	4,120	4,408	4,628
Corporate Overhead & Other	6,802	6,741	6,793	6,836	6,904	7,025	7,071	7,216	7,358	7,301	6,675	6,406	6,348
Total Workforce Head Count	54,962	54,655	54,985	55,311	55,923	57,682	59,011	60,427	61,586	60,867	54,852	52,775	51,139

Period-end Rates
10-Year U.S. Treasury Yield	4.46%	4.71%	4.83%	4.56%	4.65%	4.63%	4.90%	5.03%	4.78%	4.54%	4.59%	4.48%	3.97%
FNMA 30-Year Fixed Rate MBS Coupon	5.57%	5.79%	5.91%	5.72%	5.77%	5.76%	6.04%	6.26%	6.21%	6.01%	5.97%	5.84%	5.39%

(1)	During December 2006, the Company began reporting Banking Operations purchases from third parties. Prior months have been restated to reflect these purchases.
(2)

These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions and Countrywide Commercial Real Estate Finance, Inc., purchased from non-affiliates or originated by Countrywide Bank and are included in “Total Loan Fundings” above. The amounts include loans funded for both investment and for sale and commercial real estate loans processed by Countrywide Bank. The Company will report the amount of such loans subsequently sold on a quarterly basis.

(3)

Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(4)	Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.
(5)	Subservicing volume for non-Countrywide entities.
(6)

Excluding subserviced loans and portfolios purchased at a discount due to their non-performing status. Delinquencies as a percentage of unpaid principal balance and numbers of loans serviced exclude loans in foreclosure.

(7)	Includes trades with Mortgage Banking Segment.
(8)	Workforce Head Count includes full-time employees, contract, and temporary help.

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